UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

_____________________________________________________________________

Date of Report (Date of earliest event reported): June 8, 2020 (June 6, 2020)

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of Principal Executive Offices)	(Zip Code)

(508) 683-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On June 6, 2020, Kevin J. Ballinger, executive vice president and president, Interventional Cardiology, of Boston Scientific Corporation (“Boston Scientific” or the “Company”), informed the Company that he will resign effective July 3, 2020. Mr. Ballinger is resigning to take a chief executive officer position at a company that does not compete with Boston Scientific.

Joseph M. Fitzgerald, currently the Company’s executive vice president and president, Rhythm Management, will change roles and serve as executive vice president and president, Interventional Cardiology, effective July 6, 2020.

Scott Olson, who currently serves as the Company’s senior vice president, commercial general manager, Rhythm Management, has been appointed as senior vice president and president, Rhythm Management, effective July 6, 2020. Mr. Olson has also been appointed as an executive officer of the Company and will join Boston Scientific’s Executive Committee, effective July 6, 2020.

(e) In connection with his appointment as executive vice president and president, Interventional Cardiology, Mr. Fitzgerald will receive on July 1, 2020 a grant of options to purchase shares of the Company’s common stock having an aggregate value of $1.0 million on the date of grant. The options will vest in full on January 1, 2023. The grant will be made pursuant to the 2011 Boston Scientific Long-Term Incentive Plan (the “Plan”) and will be subject to all provisions of the applicable award agreement under which it is granted and the Plan.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 8, 2020	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown Vice President and Chief Corporate Counsel